INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

         Filed by the registrant  [ X ]

         Filed by a party other than the registrant  [   ]

         Check the appropriate box:

         [   ]    Preliminary proxy statement
         [ X ]    Definitive proxy statement
         [   ]    Definitive additional materials
         [   ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                              ENERTECK CORPORATION
                (Name of Registrant as Specified in Its Charter)

                              EnerTeck Corporation
                   (Name of Person(s) Filing Proxy Statement)


         Payment of filing fee (Check the appropriate box):

         [ X ]    No fee required.
         [   ]    Fee computed on the table below per Exchange Act Rules
                  14a-6(i)(4) and 0-11.

                  (1) Title of each class of securities to which transaction applies: N/A
                  (2) Aggregate number of securities to which transaction
                      applies: N/A
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
                  (4) Proposed maximum aggregate value of transaction: N/A
                  (5) Total fee paid: N/A

         [   ]    Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1) Amount previously paid: N/A
                  (2) Form, schedule or registration statement no.: N/A
                  (3) Filing party: N/A
                  (4) Date filed: N/A

                              ENERTECK CORPORATION
                        10701 Corporate Drive, Suite 150
                              Stafford, Texas 77477

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 30, 2004

To the Stockholders:

         PLEASE TAKE NOTICE that the Annual Meeting of Stockholders (the "Annual Meeting") of EnerTeck Corporation (the "Company") will be held on June 30, 2004, at 9:00 a.m., local time, at the principal executive offices of the Company, 10701 Corporate Drive, Suite 150, Stafford, Texas 77477, for the following purposes:

         1. To elect four Directors to serve as the Board of Directors of the Company until the next Annual Meeting of Stockholders and until their successors shall be elected and shall qualify;

         2. To ratify the selection of Malone & Bailey, PLLC, to serve as independent auditors for the Company for the fiscal year ending December 31, 2004; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The close of business on May 20, 2004 has been fixed as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof.

         Your attention is called to the proxy statement on the following pages. We hope that you will attend the Annual Meeting. If you do not plan to attend, please sign, date and mail the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

                                         By Order of the Board of Directors,


                                         Dwaine Reese,
                                         Chairman of the Board

Stafford, Texas
June 4, 2004

                              ENERTECK CORPORATION
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 30, 2004
                          -----------------------------


                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders of EnerTeck Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at a Annual Meeting of Stockholders of the Company to be held on June 30, 2004, at 9:00 a.m., local time, at the principal executive offices of the Company, 10701 Corporate Drive, Suite 150, Stafford, Texas 77477, and at any adjournment thereof (the "Annual Meeting").

         The Board has fixed the close of business on May 20, 2004 as the record date for the determination of stockholders entitled to receive notice of, and vote at, the Annual Meeting (the "Record Date"). Accordingly, only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, the Company had outstanding approximately 7,793,025 shares of Common Stock, $.001 par value per share (the "Common Stock") which are the only outstanding voting securities of the Company. On all matters, each share of Common Stock is entitled to one vote.

         The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers, directors and other employees of the Company may solicit proxies by personal contact, telephone, facsimile or other electronic means without additional compensation. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about June 4, 2004.

         Proxies in the accompanying form which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions thereon. If no instructions are indicated thereon, proxies will be voted FOR all matters listed in the Notice of Annual Meeting of Stockholders and in accordance with the discretion of the person(s) voting the proxies with respect to all other matters properly presented at the Annual Meeting. Execution of a proxy will not prevent a stockholder from attending the Annual Meeting and voting in person. Any stockholder giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company written notice of revocation bearing a later date than the proxy, by delivering a later-dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy. The holders of a majority of the shares of Common Stock outstanding and entitled to vote as of the Record Date, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. A plurality of the votes cast at the Annual Meeting will be required for the election of directors. The ratification of the selection of Malone & Bailey, PLLC as independent auditors requires the affirmative vote of a majority of the votes cast at such meeting. If a stockholder, present in person or represented by proxy, abstains on any matter, the stockholder's shares will not be voted on such matter. Thus, an abstention from voting on a matter has the same legal effect as a vote "against" the matter, even though the stockholder may interpret such action differently.

           PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the stock ownership of each of the Company's directors and officers, individually and as a group, and each beneficial owner of greater than 5% of the outstanding shares of the Company, as of the Record Date.

Name and Address of                            Amount and Nature
Beneficial Owner             Title of Class    of Beneficial Ownership   Percent of Class
-------------------          --------------    -----------------------    ---------------
Dwaine Reese (1)             Common            1,225,000                       15.7%
206 Country Creek Way
Richmond, Texas 77469

Parrish B. Ketchmark (1)(2)  Common            1,180,000                       13.2%
75 Oak Street
Norwood, NJ 07648

James J. Mullen (1)(3)       Common              100,000                        1.3%
802 Campodolcino Drive
Corpus Christi, Texas 78414

Leon van Kraayenburg (1)(4)  Common              200,000                        2.5%
14826 Cedar Point Drive
Houston, TX 77070

Stan Crow                    Common              605,500                        7.8%
1410 Andover
Livingston, Texas 77351

Leo Long                     Common            1,010,000 (6)                   12.9%
14600 W. 107th Street
Lenexa, KS 66215

John Russell (5)             Common            1,010,000 (6)                   12.9%
116 A Main Street
Tiburon, CA 94920

All directors and
executive officers
as a group (4 persons)       Common            2,705,000                       29.2%


(1) Holds these positions (officer and/or director) with the Company.

(2) This includes the shares underlying the warrant that has issued to an affiliate of this shareholder, Parrish Brian Partners, Inc., to purchase 1,180,000 shares of the Company's common stock for $1.00 per share. The percent of class assumes the exercise of this shareholder's warrants only.

(3) This includes the shares underlying the warrant that has issued to this shareholder in connection with his consulting agreement. This is a warrant to purchase 100,000 shares at $1.20 per share. The percent of class assumes the exercise of this shareholder's warrants only.

(4) This includes the shares underlying the warrant that has been issued to this shareholder in connection with his employment agreement. This is a warrant to purchase 200,000 shares at $1.20 per share. The percent of class assumes the exercise of this shareholder's warrants only.

(5) This individual's common stock holdings are comprised of shares owned by his affiliates as follows: Park City Investors, LP (400,000 shares), Carlsbad Industrial Association, LP (200,000 shares) and The Sherman Family Partners, LP (400,000). Mr. Russell controls all of these entities.

(6) This includes shares underlying a warrant that has been issued to this shareholder to purchase 10,000 shares at $1.00 per share. The percent of class assumes the exercise of this shareholder's warrants only.

         All such shares are owned beneficially and of record, there are no additional shares known to the Company for which the listed beneficial owner has the right to acquire beneficial ownership as specified in Rule 13D-3(d)(1) of the Exchange Act.

                              ELECTION OF DIRECTORS

         A Board of Directors consisting of four members is to be elected by the stockholders, to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.

         Unless authority is withheld, it is intended that proxies will be voted for the election of the four nominees below, three of whom are currently serving as directors. The Board of Directors does not contemplate that any of these nominees will be unable or will decline to serve. However, if any of them is unable or declines to serve, the persons named in the accompanying proxy may vote for another person or persons in their discretion.

Information Concerning Nominees

         The following table sets forth certain information with respect to the four nominees for election to the Board of Directors.

                                                     Present Position           Has Served as
Name                                Age              and Offices                Director Since

Dwaine Reese                        61               Chairman of the                  2003
                                                     Board, Chief Executive
                                                     Officer and Director

Parrish B. Ketchmark                38               President and Director           2003

James J. Mullen                     69               Director                         2003

Leon Van Kraayenburg                48               Executive Vice President           --
                                                     and Chief Financial Officer

         DWAINE REESE. Mr. Reese has been the Chairman of the Board and the Company's Chief Executive Officer of EnerTeck Chemical Corp., the Company's wholly-owned subsidiary ("EnerTeck Sub") since 2000 and of the Company since 2003. From approximately 1975 to 2000, Mr. Reese held various executive, management, sales and marketing positions in the refining and specialty chemical business with Nalco Chemical Corporation and later Nalco/Exxon Energy Chemicals, LP. In 2000, he founded EnerTeck Chemical Corp., and has been its President and Chief Executive Officer since that time. Mr. Reese has been and will continue to devote his full-time to the Company's business. Mr. Reese has B.S. degree in Biology and Chemistry from Lamar University and a M.S. degree in Chemistry from Highland New Mexico University.

         PARRISH B. KETCHMARK. Mr. Ketchmark has been the Company's President and a Director since May 15, 2003. He has over 14 years experience in the business development and financing of small, emerging businesses. He is the founder, President and Chairman of the Board of Parrish Brian Partners, Inc., a venture capital business incubation firm, in operation since 2000. In addition, Mr. Ketchmark is the President of Parrish Brian & Co., Inc., an asset management, and investment and merchant-banking firm founded in 1995. From 1997 to 1999, Mr. Ketchmark served as the Secretary, Treasurer and a Director of World Cyberlinks Corp. From 1993 to 1995, Mr. Ketchmark served as the President of Performance Capital Corporation, an investment firm that managed and serviced a portfolio of investments in early stage growth companies. Prior to 1993, Mr. Ketchmark was employed as a Vice President at American Network Capital Corporation, a financial public relations firm, where he was responsible for investor relations and the financing of emerging companies. Mr. Ketchmark has attended Bernard Baruch College and Fordham University, and has studied finance and investments at Penn State University. He served in the U.S. Marine Corps from 1984 until his honorable discharge in 1989 attaining the rank of Sergeant. Mr. Ketchmark will devote such time to the Company's business as he believes is necessary for it to be successful.

         JAMES J. MULLEN. Mr. Mullen was the Company's Executive Vice President
- General Counsel, Secretary and a Director in 2003. He remains a Director only. He has over 40 years of legal experience primarily in the areas of intellectual property rights (patents and trademarks), trade regulation, business law, environmental matters, product liability and litigation. Since 1992, Mr. Mullen has been General Patent Counsel -Intellectual Property for Celanese Ltd. Mr. Mullen will continue this relationship with Celanese, until such time that he can be compensated at a level commensurate with full-time employment. Until such time, Mr. Mullen will devote, as much of his time to the Company's business as he believes is necessary for it to be successful. Mr. Mullen has his J.D. degree from Texas A &M University Law Center/South Texas College of Law, and a B.Ch.E. from Georgia Technical Institute.

         LEON VAN KRAAYENBURG. Mr. van Kraayenburg is the Company's Executive Vice President - Finance, who has over 20 years of financial corporate reporting, tax, finance and treasury experience, serving the private and public sector. From 1993 until 1999, he served as Manager of Corporate Reporting for the U.S. holding companies of BTR, Plc., a UK public reporting company and BTR Nylex Ltd., an Australian public reporting company. During 1998, he managed the consolidation of the Amatek Holdings Group, a division of BTR Nylex, Ltd., a reporting entity comprising of over 60 companies and $900 million (USD) in revenues. He first served as the Chief Financial Officer and Treasurer of Westlake Styrene Corporation, with total assets of over $120 million (USD), a wholly owned subsidiary of BTR Nylex Ltd. before he joined corporate BTR Plc. Mr. van Kraayenburg is a graduate of Witwatersrand College in South Africa.

OTHER OFFICERS AND SIGNIFICANT EMPLOYEES

         V. PATRICK KEATING. Mr. Keating is an Executive Vice President - Business Development of EnerTeck Sub only. Mr. Keating has approximately twenty-eight years of refining/petrochemical management experience with fully integrated oil companies. For the most recent five years, he has been engaged in the management of start-up refining and petrochemical ventures. He is the founder and Chief Executive Officer of WaxTech International, Inc., a firm that has in the past provided consulting and sales services to EnerTeck Sub. Although Mr. Keating intends to devote substantially all of his business time to the Company's business operations, he will still maintain his position with WaxTech. Mr. Keating has a B.S. Degree in Chemical Engineering from McNeese State University.

         ROY K. STERN. Mr. Stern is the Vice President - Fleet Sales (USA) of EnerTeck Sub only. He has over 30 years experience in transportation, real estate and facilities logistics management. Most recently, from 1996 until 2002, he was Director of Purchasing and Fuel Management for Consolidated Freightways, a national trucking firm that filed for Chapter 11-bankruptcy protection in 2002 and is currently in liquidation. Mr. Stern has a B.S. degree in Biology from the University of Wisconsin and an M.B.A. degree in Finance /Management from Redlands College.

FAMILY RELATIONSHIPS

         There are no familial relationships between the Directors or between the Directors and the Officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         To the knowledge of the Company, none of the officers or directors has been personally involved in any bankruptcy or insolvency proceedings. To the knowledge of the Company, none of the directors or officers have been convicted in any criminal proceedings (excluding traffic violations and other minor offenses) or are the subject of a criminal proceeding which is presently pending, nor have such persons been the subject of any order, judgment, or decree of any court of competent jurisdiction, permanently or temporarily enjoining them from acting as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or insurance company, or from engaging in or continuing in any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security, nor were any of such persons the subject of a federal or state authority barring or suspending, for more than 60 days, the right of such person to be engaged in any such activity, which order has not been reversed or suspended.

AUDIT COMMITTEE FINANCIAL EXPERT

         The Company's Board of Directors has not yet designated an Audit Committee expert.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the best of the Company's knowledge, none of the directors, executive officers or 10% stockholders have complied with all Section 16(a) filing requirements applicable to them during the Company's fiscal year ended December 31, 2003. However, and although such filings have not been completed prior hereto, the Company understands that each of the directors, executive officers and 10% stockholders are in the process of preparing such reports and intend to make all requisite Exchange Act filings as promptly as possible.

CODE OF ETHICS

         The Company's Board of Directors has been considering adoption of a Code of Ethics to be applicable to its Chief Executive Officer and senior financial executives. The Code of Ethics will be designed to deter wrong-doing and promote honest and ethical behavior, full, fair, timely, accurate and understandable disclosure, and compliance with applicable laws. The Board anticipates it will adopt the Code of Ethics during the current fiscal year.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Company to its Chief Executive Officer whose total annual salary and bonus exceeded $100,000 during the past three calendar years. Except as set forth below, no other officer or Executive Officer of the Company received compensation in excess of $100,000 during the past three calendar years. However, three of the Company's employees are currently being compensated at a rate in excess of $100,000 per year. They are Leon van Kraayenburg, Debbie Tenney and Roy Stern who received $24,000, $45,000 and $110,000 during the year in salary, respectively and who received $470,000, $235,000 and $235,000 respectively as non cash compensation in the form of equity. All of this information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any.

                           Summary Compensation Table

                                                                 COMPENSATION IN
NAME AND PRINCIPAL         FISCAL                                THE FORM
POSITION                   YEAR         SALARY($)     BONUS($)   OF EQUITY  ($)
---------                  ----         ---------     --------   --------------

Dwaine Reese               2001         $125,000      0          0
Chief Executive Officer    2002         $150,000      0          $420,000 (2)
Chairman (1)               2003         $150,000      0          $490,000 (3)

(1) Mr. Reese has served in these positions with both companies since shortly after EnerTeck Sub was acquired on January 9, 2003. Prior thereto, from EnerTeck Sub's inception on November 29, 2000, Mr. Reese served as the President and Chief Executive Officer of EnerTeck Sub. The compensation that is indicated here is his compensation from EnerTeck Sub for the periods indicated as its officer and director.

(2) In September 2002, EnerTeck issued 420,000 shares of its common stock to Mr. Reese. This issuance was valued at a $1.00 per share as non-cash compensation in 2002.

(3) During the quarter ended June 30, 2003 EnerTeck issued options to Mr. Reese to acquire 1,000,000 shares of its common stock at an exercise rice of $.001 per share resulting in $490,000 of non cash compensation in 2003.

         On September 2, 2003, the Company's shareholders approved an employee stock option plan authorizing the issuance of options to purchase up to 1,000,000 shares of its common stock. This plan is intended to give the Company greater ability to attract, retain, and motivate officers, key employees, directors and consultants; and is intended to provide the Company with the ability to provide incentives more directly linked to the success of the Company's business and increases in shareholder value. To date no options have been issued under the plan.

         In addition to the stock option plan, all of the officers and significant employees (or their affiliates) have been issued warrants to purchase shares of the Company's common stock. (See "Transactions with Management and Others" below). To date, 1,000,000 of these previously issued warrants to purchase the Company's common stock have been exercised, and the Company has received $10,000 in net proceeds from these exercised warrants.

EMPLOYMENT AGREEMENTS - EXECUTIVE OFFICERS AND CERTAIN SIGNIFICANT EMPLOYEES

         All of the officers and key employees, with the exception of Mr. Ketchmark and Mr. Mullen, have entered into employment agreements. Mr. Ketchmark is acting as the president of the Company and its subsidiary pursuant to a May 15, 2003 amendment to the January 9, 2003 consulting agreement between his firm, Parrish Brian Partners, Inc and us. Through December 31, 2003, he was compensated on a consulting basis at the rate of $72,000 per year. Mr. Mullen has a consulting agreement with both the Company and EnerTeck Sub. He was also compensated at the rate of $72,000 per year. His agreement terminates on January 14, 2004, and will not be renewed. All of the remaining officers and significant employees have entered into employment agreements with both the parent company and its subsidiary except Messrs. Keating and Stern who have employment agreements with the subsidiary only. All employment agreements contain non-compete provisions. The Reese and Stern agreements call for compensation at the rate of $150,000 and $110,000 per year, respectively. The remaining officers and key employees' agreements call for compensation at the rate of $72,000 per year. In addition, Mr. Stern receives a 1% on sales that he generates.

REMUNERATION OF DIRECTORS

         The Directors, who are also officers of the Company, receive no additional compensation for serving on the Board of Directors, other than reimbursement of reasonable expenses incurred in attending meetings.

OPTIONS, WARRANTS OR RIGHTS

         The Company has no outstanding options or rights to purchase any of its securities. However, it does have outstanding warrants to purchase up to 3,025,650 shares of its common stock. (See "Transactions with Management and Others" below).

INDEBTEDNESS OF MANAGEMENT

         No member of management was indebted to the Company during its last fiscal year.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         On June 1, 2003, Dwaine Reese, the Company's principal shareholder, Chairman and Chief Executive Officer, was issued a warrant to purchase 1,000,000 shares of the Company's restricted common stock at $.001 per share or $10,000 in connection with his employment agreement. Mr. Reese exercised his option during December 2003. In addition, another warrant to purchase 498,150 of restricted shares at $1.20 per share or $597,780 was issued to Allan F. Dow and Associates, a management consulting firm for consulting services rendered to EnerTeck Sub. J.D. McGraw, a consultant who previously rendered services to us, was also issued a warrant to purchase 150,000 shares of the Company's restricted common stock at $1.20 per share or $180,000. Similarly, another warrant to purchase 175,000 shares of its restricted common stock at $1.20 per share or $210,000 was issued to WaxTech International, Inc. in consideration for services also rendered to EnerTeck Sub. V. Patrick Keating, a significant employee of EnerTeck Sub, is a principal of WaxTech.

         The Company's president, Parrish B. Ketchmark, is presently compensated on a consulting basis through his firm, Parrish Brian Partners, Inc. ("Partners"). Prior to him becoming president on May 15, 2003, the Company entered into a January 9, 2003 financial consulting and business development agreement with Partners, an affiliate to Mr. Ketchmark. He is providing his services as president pursuant to a May 15, 2003 amendment to this consulting agreement. In connection with this agreement, the Company issued a warrant to Partners to purchase 1,500,000 shares of its common stock at $1.00 per share or $1,500,000 and are paying Mr. Ketchmark for services rendered at the rate of $6,000 per month or $72,000 per year. For the year ending December 31, 2003, he has been paid a total of $48,000. In addition, on January 9, 2003, 500,000 shares of the Company's common stock was issued to Parrish Brian & Co., Inc., an affiliate of Mr. Ketchmark and Parrish Brian Partners, Inc., for business, financial and marketing services previously rendered to EnerTeck Sub before it was acquired.

         In addition to the above, warrants to purchase the Company's common stock have been issued to the following officers and employees as follows:

         o Leon van Kraayenburg - a warrant to purchase 200,000 shares at $1.20 per share.
         o James J. Mullen - a warrant to purchase 100,000 shares at $1.20 per share.
         o Roy Stern - a warrant to purchase 100,000 shares at $1.20 per share.
         o Deborah Tenney - a warrant to purchase 100,000 shares at $1.20 per share.

         Management considers the terms of the foregoing warrant transactions to be fair and reasonable to the respective parties involved. With the exception of the warrant transaction with the Company's principal shareholder and Chairman, Dwaine Reese, all warrant issuances, including exercise prices, were the result of arms length negotiations between the parties. Since the shares underlying the warrants were restricted at the time of the negotiation and the subsequent grants, the price of the publicly traded shares was not relevant, and their fair market value could not be determined. Regarding the warrants issued to Mr. Reese, as the Company's founder, Chairman and principal shareholder, he was rewarded accordingly, i.e., with a lower warrant exercise price and a warrant to purchase a greater number of shares. Although it was not an arms length transaction, considering Mr. Reese's perceived value to the Company, management believes that it is fair and in its best interests.

         On November 24, 2003, the Company effected a one from 10 reverse stock split and a change of domicile merger whereby it changed its name from Gold Bond Resources, Inc. to EnerTeck Corporation and its state of domicile from the State of Washington to the State of Delaware. All references to shares contained herein give effect to the aforementioned reverse common stock split as if it had occurred previously to the transactions cited.

MATERIAL PROCEEDINGS

         There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any if its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

ADDITIONAL INFORMATION

         During the year ended December 31, 2003, the Board of Directors of the Company held four formal meetings. In addition, the Board of Directors took action by unanimous written consent and met informally on other occasions during the period. Each of the incumbent directors was in attendance at all meetings of the Board of Directors during 2003.

                              SELECTION OF AUDITORS

         The Board of Directors has appointed Malone & Bailey, PLLC as the Company's independent auditors for the year ending December 31, 2004, subject to ratification by the Company's stockholders. Malone & Bailey, PLLC has audited the financial statements of the Company since 2003. It is expected that a representative of Malone & Bailey, PLLC will be present at the Annual Meeting, with the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. The Board of Directors recommends that the stockholders ratify the selection of Malone & Bailey, PLLC, as the Company"s independent auditors by voting for this proposal.

         The following is a summary of the fees billed to us by the principal accountants to the Company for professional services rendered for the fiscal years ended December 31, 2003 and 2002:



                                   Fiscal 2003      Fiscal 2002
Fee Category                       Fees             Fees

Audit Fees                         $20,800          $5,000
Audit Related Fees                 $0               $0
Tax Fees                           $0               $0
All Other Fees                     $0               $0
                                   -------          ------
Total Fees                         $20,800          $5,000

         Audit Fees. Consists of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

         Audit Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees".

         Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

         All Other Fees. Consists of fees for product and services other than the services reported above.

PRE-APPROVAL POLICIES AND PROCEDURES

         Prior to engaging its accountants to perform a particular service, the Company's Board of Directors obtains an estimate for the service to be performed. All of the services described above were approved by the Board of Directors in accordance with its procedures.

                             STOCKHOLDERS' PROPOSALS

         Any stockholder who wishes to present a proposal for action at the next Meeting of Stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by management must notify management of the Company so that such notice is received by management at its principal executive offices at 10701 Corporate Drive, Suite 150, Stafford, Texas 77477 by February 4, 2005 and is in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

                                  MISCELLANEOUS

         The Board of Directors knows of no other business to be presented at the Annual Meeting but if other matters properly do come before the meeting, it is intended that the persons named in the accompanying proxy will vote the shares for which they hold proxies in accordance with their judgment.

         The Company's Annual Report for the year ended December 31, 2003 is being delivered to the Company's stockholders with this Proxy Statement. Such report is not to be considered part of the soliciting material.

                                   By Order of The Board of Directors,


                                   Dwaine Reese,
                                   Chairman of the Board

Dated:   June 4, 2004
         Stafford, Texas

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                                                     APPENDIX
                                                   FORM OF PROXY

                                                        PROXY

                                                ENERTECK CORPORATION
                                           ANNUAL MEETING OF STOCKHOLDERS
                                                    JUNE 30, 2004

                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned  hereby  appoints  Parrish B. Ketchmark and Leon van  Kraayenburg,  and each of them, with power of  substitution  as proxies for the  undersigned  to act and vote at the Annual Meeting of  Stockholders  of
EnerTeck  Corporation  (the  "Company")  to be held on June 30, 2004,  at 9:00 a.m.,  local time,  at the principal executive offices of the Company,  10701 Corporate Drive, Suite 150, Stafford,  Texas 77477, and at any adjournment thereof for the following purposes:

         1.       Election of Directors -   Nominees: Dwaine Reese, Parrish B. Ketchmark, James J. Mullen and
                                            Leon van Kraayenburg.

                                                                                        [  ]  FOR
                                                                                        [  ]  FOR ALL EXCEPT
                                                                                        [  ]  WITHHOLD

         INSTRUCTION: To withhold your vote for any nominee(s), mark "For All Except" and write that nominee's name on the line below.

         ______________________________________________________________________________


         2.       To ratify the selection of Malone & Bailey, PLLC, to serve as independent auditors for the
Company for the fiscal year ending December 31, 2004.

                                                                                        [  ]  FOR
                                                                                        [  ]  AGAINST
                                                                                        [  ]  ABSTAIN


         3.       To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

THIS PROXY WHEN  PROPERLY  EXECUTED WILL BE VOTED IN THE MANNER  DIRECTED  HEREIN BY THE  UNDERSIGNED  STOCKHOLDER.
UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSALS  1 AND 2.



                                                              _______________________________________

                                                              _______________________________________
                                                              Signatures of Shareholder(s)


                                                              Date:
                                                                   _________________________________

NOTE:  Please  sign  your  name  exactly  as it  appears  on this  Proxy.  Jointly  held  shares  require  only one signature. If you are signing this Proxy as an attorney,  administrator,  agent,  corporation,  officer,  executor, trustee or guardian, etc., please add your full title to your signature.

                                  IMPORTANT: IF YOU RECEIVE MORE THAN ONE PROXY,
                         PLEASE SIGN AND RETURN ALL PROXIES IN THE ACCOMPANYING ENVELOPE.

                                                 PLEASE ACT PROMPTLY
                                         SIGN, DATE & MAIL YOUR PROXY TODAY
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